STEPHENS FUNDS

STEPHENS SMALL CAP GROWTH FUND
STEPHENS MID CAP GROWTH FUND
Class A Shares

Supplement dated September 13, 2006 to
Prospectus dated February 1, 2006,
as supplemented on February 1, 2006 and on March 20, 2006

Effective September 13, 2006, the disclosure regarding the prior performance of similar accounts, which is located in the “Prior Performance of Similar Accounts” section on pages 15 and 16 of the Prospectus, has been modified to read as follows:

The table below shows performance data provided by Stephens Investment Management Group, LLC (the “Advisor”) relating to investment results of a composite of all small cap growth accounts managed by Stephens Inc. and all other affiliates of the Advisor (the “Composite”), that have investment objectives, policies, strategies and risks substantially similar to those of the Stephens Small Cap Growth Fund. The Advisor includes new accounts and funds in the Composite on a timely and consistent basis.

The Composite is not subject to the same types of expenses to which the Stephens Small Cap Growth Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, or the Internal Revenue Code of 1986. The performance of the Composite may have been adversely affected had it been subject to the same restrictions and limitations as the Stephens Small Cap Growth Fund. You should note that once the Stephens Small Cap Growth Fund has performance history, it will compute and disclose its average annual total return using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total return for the Composite. The SEC total return calculation calls for the computation and disclosure of an average annual compounded rate of return, which equates a hypothetical initial investment of $10,000 to an ending redeemable value. The performance of the Composite may have been lower had it been calculated using the standard formula promulgated by the SEC. The performance data below has been calculated in accordance with Global Investment Performance Standards (“GIPS®”) performance presentation standards, and are shown net of fees and expenses, sales loads and fee reductions. The results presented below are not intended to predict or suggest the return to be experienced by the Stephens Small Cap Growth Fund or the return one might achieve by investing in the Stephens Small Cap Growth Fund. One should not rely on the following data as an indication of future performance of the Advisor. The fees and expenses of the Composite is lower than that of the Stephens Small Cap Growth Fund. Actual account fees for the Composite for the period from inception through March 31, 2006 were 0.65%. Beginning April 1, 2006, account fees have varied and the average account fee was 0.81%. If the higher expense structure of the Stephens Small Cap Growth Fund were used on the Composite, the performance results of the Composite would have been lower than shown. As of June 30, 2006, the Composite consisted of 11 separate accounts and $70.0 million in assets.

The performance data below is for the Composite and is not the performance results of the Stephens Small Cap Growth Fund.

Average Total Returns for the periods ending December 31, 2005(1):

	One Year	Since Inception (October 7, 2004)
Accounts (Total)	15.09%	27.23%
S&P 500 Index(2)	4.91%	12.91%
Russell 2000 Growth® Index(3)	4.15%	17.56%

The year-to-date return for the Composite as of June 30, 2006 was 5.59%.

(1) From October 7, 2004 through June 30, 2005, the Composite contained only one account with substantially similar investment objectives, policies, strategies and risks to that of the Stephens Small Cap Growth Fund. Effective July 1, 2005, as other accounts with substantially similar investment objectives, policies, strategies and risks to that of the Stephens Small Cap Growth Fund are established, those accounts are added to the Composite on the first day of the month following their inception.

(2) The S&P 500 Index consists of 500 stocks chosen from market size, liquidity and industry group representation. It is a market-weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance. The performance of the Index assumes the reinvestment of dividends or other distributions but does not reflect deductions for fees, expenses or taxes.

(3) The Russell 2000 Growth® Index is an unmanaged index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000 Index (an index that includes the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the investable U.S. equity market).

Effective June 1, 2006, the disclosure regarding the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund’s ( each, a “Fund” and collectively, the “Funds”) redemption fee policy, which is located in the “Short-Term Trading and Redemption Fees” section on pages 27 and 28 of the Prospectus, has been modified to read as follows:

The Funds are intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. For these reasons, the Funds will assess a 2.00% fee on the redemption or exchange of Fund shares held for less than 60 days. The Funds will use the first-in, first-out (“FIFO”) method to determine the 60-day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 60 days for any such shares, the redemption fee will be assessed on those shares. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in a Fund for a 60-day period from the date of purchase. The fee is deducted from your proceeds and is retained by the Fund for the benefit of the long-term shareholders.

The following will not be subject to redemption fees:

•	Shares purchased through reinvested distributions (dividends and capital gains);

•	Shares purchased through the Funds’ Automatic Investment Plan;

•	Shares redeemed under the Funds’ Systematic Withdrawal Program;

•
Shares purchased through certain omnibus accounts and employer-sponsored retirement plans (excluding IRAs and other 1-person plans) that are currently unable to impose a redemption fee and have alternative safeguards to prevent abusive trading;

•
Shares redeemed by retirement plan participants resulting from the termination of a participant’s employment, a Qualified Domestic Relations Order, or the termination or restructuring of the retirement plan;

•	Shares redeemed upon death of a shareholder or retirement plan participant;

•	Shares redeemed by the Funds;

•	Shares sold in connection with certain asset allocation or wrap programs where the program sponsor has represented that the program is not designed to be a vehicle for market timing; and

•	Shares redeemed in connection with required minimum distributions from a retirement account or to return an excess contribution.

While the Funds make reasonable efforts to collect redemption fees, the Funds may not always be able to track short-term trading effected through certain financial intermediaries, including without limitation, retirement plan recordkeepers. In addition, because it may not be practical for certain financial intermediaries to implement the Funds’ redemption fee policy in the specific manner described herein, the Funds may accept other reasonable policies and procedures to detect and deter market-timers even though those policies and procedures may not be as restrictive as the Funds’. For more information on how redemption fees are applied to your account, please contact your financial intermediary directly.

The Funds reserve the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 60 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the Securities and Exchange Commission.

Effective February 1, 2006, the disclosure regarding the Stephens Mid Cap Growth Fund’s definition of a mid-cap company, which is located in the “Principal Investment Strategies” section on page 9 of the Prospectus, has been modified to read as follows:

The Fund considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, of $1.5 billion to $12.5 billion.

Please retain this Supplement with the Prospectus.